Exhibit (17) BLACKROCK VIRGINIA MUNICIPAL BOND TRUST EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/M4VASFL on [ ] at [ ] a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY BLACKROCK VIRGINIA MUNICIPAL BOND TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2023 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Virginia Municipal Bond Trust (“BHV”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of BHV to be held on [ ], 2023 at [ ] a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1—8 0 0—3 3 7—3 50 3 BHV_33581_092023 xxxxxxxxxxxxxx    code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on [•], 2023. The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-33581 Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposal FOR     AGAINST ABSTAIN 1A. The common shareholders and holders of Variable Rate Demand Preferred Shares of BHV are being asked to vote as a single class on ï,£ ï,£ ï,£ a proposal to approve an Agreement and Plan of Merger pursuant to which BHV will merge with and into a Delaware limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares, if any, of BHV being converted into newly issued common and preferred shares of the Acquiring Fund, respectively. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx    BHV1 33581    xxxxxxxx

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC. EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/M4VASFL on [•] at [•] a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number the shaded box on this card. Please detach at perforation before mailing. PROXY BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMMON SHARES The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of BKN to be held on [•], 2023 at [•] a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1—8 0 0—3 3 7—3 50 3 BKN_33581_092023 xxxxxxxxxxxxxx    code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on [•], 2023. The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-33581 Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposal FOR     AGAINST ABSTAIN 1C. The common shareholders and holders of Variable Rate Muni Term Preferred Shares of BKN are being asked to vote as a single class ï,£ ï,£ ï,£ on a proposal to approve an Agreement and Plan of Merger pursuant to which BKN will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares, if any, of BKN being converted into newly issued common and preferred shares of the Acquiring Fund, respectively. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box /    / Scanner bar code xxxxxxxxxxxxxx    BKN1 33581    xxxxxxxx

BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC. EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/M4VASFL on [•] at [•] a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY BLACKROCK MUNIYIELD MICHIGAN QUALITY FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMMON SHARES The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniYield Michigan Quality Fund, Inc. (“MIY”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MIY to be held on [•], 2023 at [•] a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1—8 0 0—3 3 7—3 50 3 MIY_33581_092023 xxxxxxxxxxxxxx    code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on [•], 2023. The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at: https://www.proxy-direct.com/blk-33581 Please detach at perforation before mailing. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” THE PROPOSAL. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposal FOR     AGAINST ABSTAIN 1E. The common shareholders and holders of Variable Rate Demand Preferred Shares of MIY are being asked to vote as a single class on a ï,£ ï,£ ï,£ proposal to approve an Agreement and Plan of Merger pursuant to which MIY will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares, if any, of MIY being converted into newly issued common and preferred shares of the Acquiring Fund, respectively. Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) — Please print date below Signature 1 — Please keep signature within the box Signature 2 — Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx    MIY1 33581    xxxxxxxx

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/M4VASFL on [•] at [•] a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES COMMON SHARES The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MPA to be held on [•], 2023 at [•] a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Massachusetts law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1—8 0 0—3 3 7—3 50 3 MPA_33581_092023 xxxxxxxxxxxxxx    code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on [●], 2023.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-33581

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal

	FOR	AGAINST	ABSTAIN
1G. The common shareholders and holders of Variable Rate Demand Preferred Shares of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Merger pursuant to which MPA will merge with and into a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares, if any, of MPA being converted into newly issued common and preferred shares of the Acquiring Fund, respectively.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX MPA1 33581 XXXXXXXX

BLACKROCK MUNIYIELD QUALITY FUND III, INC. EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope VIRTUAL MEETING at the following Website: https://meetnow.global/M4VASFL on [•] at [•] a.m. Eastern Time To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. Please detach at perforation before mailing. PROXY BLACKROCK MUNIYIELD QUALITY FUND III, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [•], 2023 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS COMMON SHARES The undersigned hereby appoints Jay M. Fife, Paul Mickle and Jonathan Diorio, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of BlackRock MuniYield Quality Fund III, Inc. (“MYI” or the “Acquiring Fund”) that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of MYI to be held on [•], 2023 at [•]a.m. (Eastern time) or at any adjournments, postponements or delays thereof. The Joint Special Meeting of Shareholders will be held in a virtual meeting format only, at the following Website: https://meetnow.global/M4VASFL. To attend and participate in the virtual Joint Special Meeting of Shareholders enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting of Shareholders. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1—8 0 0—3 3 7—3 50 3 MYI_33581_092023 xxxxxxxxxxxxxx    code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders on [●], 2023.
The Joint Proxy Statement/Prospectus and Proxy card for this meeting are available at:
https://www.proxy-direct.com/blk-33581

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals

		FOR	AGAINST	ABSTAIN
2A.	The common shareholders and holders of Variable Rate Demand Preferred Shares ("VRDP Holders") of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Merger pursuant to which BlackRock Virginia Municipal Bond Trust ("BHV") will merge with and into a Delaware limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares, if any, of BHV being converted into newly issued common and preferred shares of the Acquiring Fund, respectively. .	☐	☐	☐
		☐	☐	☐
2B.	The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Merger pursuant to which BlackRock Investment Quality Municipal Trust, Inc. ("BKN") will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares, if any, of BKN being converted into newly issued common and preferred shares of the Acquiring Fund, respectively.			
2C.	The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Agreement and Plan of Merger pursuant to which BlackRock MuniYield Michigan Quality Fund, Inc. ("MIY") will merge with and into a Maryland limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares, if any, of MIY being converted into newly issued common and preferred shares of the Acquiring Fund, respectively.	☐	☐	☐
2D.	The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection the Agreement and Plan of Merger pursuant to which BlackRock MuniYield Pennsylvania Quality Fund ("MPA") will merge with and into a Massachusetts limited liability company and wholly-owned subsidiary of the Acquiring Fund, with the issued and outstanding common and preferred shares, if any, of MPA being converted into newly issued common and preferred shares of the Acquiring Fund, respectively.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx MYI1 33581 xxxxxxxx